UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 29, 2000
                                -----------------
                Date of Report (Date of earliest event reported)


                            COVOL TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-27808                87-0547337
            --------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                              3280 N. Frontage Road
                                 Lehi, UT 84043
                                 --------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 768-4481
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         ------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events - Submission of Matters to a Vote of Security Holders

An annual meeting of stockholders of Covol was held on February 29, 2000 for the following purposes:

1. To elect one class III director of Covol to serve until the 2003 annual meeting of stockholders, or until his successor is duly elected and qualified;
2. To ratify the selection by the board of directors of PricewaterhouseCoopers LLP as independent auditors of Covol for the fiscal year ending September 30, 2000;
3. To ratify the issuance by Covol in March 1999 of convertible preferred stock and convertible debt financing; and
4. To approve an amendment to Covol's Certificate of Incorporation increasing its authorized number of shares of common stock from 25,000,000 to 50,000,000.

A total of 13,829,681 shares were voted on proposals 1, 2 and 4 and a total of 9,348,127 shares were voted on proposal 3. The results of voting on these matters were as follows:

1. To elect Mr. Brent M. Cook as a class III director: for - 13,392,277; withheld authority - 437,404.
2. To ratify the selection of PricewaterhouseCoopers LLP as auditors for fiscal 2000: for - 13,719,986; against - 79,932; abstain - 29,763.
3. To ratify the issuance by Covol in March 1999 of convertible preferred stock and convertible debt financing: for - 8,941,130; against - 365,373; abstain - 41,624.
4. To approve an amendment to Covol's Certificate of Incorporation increasing its authorized number of shares of common stock from 25,000,000 to 50,000,000: for - 13,318,593; against - 471,084; abstain
         - 40,004.

Covol has filed an amendment to its Certificate of Incorporation increasing its authorized number of shares of common stock from 25,000,000 to 50,000,000, which amendment is filed as Exhibit 3.1.7 to this Form 8-K.

Item 7. Financial Statements and Exhibits

         (c)      The following exhibit is included herein:

                  3.1.7   Certificate   of  Amendment  of  the   Certificate  of
                  Incorporation dated March 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      COVOL TECHNOLOGIES, INC.

                                                      Registrant

Date: March 1, 2000                                   /s/ Kirk A. Benson
                                                      ------------------
                                                      Kirk A. Benson
                                                      Chief Executive Officer
                                                      and Principal Executive
                                                      Officer

                                       3